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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           ________________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 19, 1997


                        JAYHAWK ACCEPTANCE CORPORATION
            (Exact name of registrant as specified in its charter)

           TEXAS                        0-26410                  75-2486444
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


             BRYAN TOWER
          2001 BRYAN STREET
              SUITE 600
            DALLAS, TEXAS                                     75201
(Address of principal executive offices)                    (ZIP Code)

      Registrant's telephone number, including area code: (214) 754-1000
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ITEM 5.  OTHER EVENTS

     On August 19, 1997, the Company filed a Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code proposed by the Company and the statutory committee of its unsecured creditors (the "Plan") and a disclosure statement that relates to the Plan (the "Disclosure Statement") in the United States Bankruptcy Court for the Northern District of Texas. A form of the Disclosure Statement with the Plan attached as an exhibit thereto is filed herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     99.1 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to Joint Plan of Reorganization, dated August 19, 1997, (including a form of the Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Debtor and the Creditors' Committee filed as Exhibit A thereto)

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JAYHAWK ACCEPTANCE CORPORATION



Date: August 22, 1997               By: /s/ Jack T. Smith
                                       -----------------------------------------
                                        Jack T. Smith
                                        President and Chief Operating Officer
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                                 EXHIBIT INDEX

     99.1 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to Joint Plan of Reorganization, dated August 19, 1997, (including a form of the Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Debtor and the Creditors' Committee filed as Exhibit A thereto)